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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 19, 2003

                          KNIGHT TRANSPORTATION, INC.
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             (Exact name or registrant as specified in its charter)

            Arizona                   000-24946              86-0649974
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  (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)


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                  5601 W. Buckeye Road, Phoenix, Arizona 85043
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          (Address of Principal Executive Offices)          (Zip Code)

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Registrant's telephone number, including area code         (602) 269-2000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 1.   Changes  in  Control  of  Registrant.
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               Not applicable.

Item 2.   Acquisition  or  Disposition  of  Assets.
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               Not applicable.

Item 3.   Bankruptcy  or  Receivership.
          ----------------------------

               Not applicable.

Item 4.   Change  in  Registrant's  Certifying  Accountant.
          ------------------------------------------------

               Not applicable.

Item 5.   Other  Events  and  Regulation  FD  Disclosure.
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               On  Friday,  September  19, 2003, Knight Transportation, Inc., an
Arizona corporation (the "Company"), appointed Mr. Michael Garnreiter to its Board of Directors. The Company's Board of Directors unanimously approved the addition of Mr. Garnreiter to its Board and appointed Mr. Garnreiter as a Class III director. Since April, 2002, Mr. Garnreiter has served as the Executive Vice President, Treasurer and Chief Financial Officer of Main Street and Main, Incorporated, a publicly-held restaurant operating company. Prior to joining Main Street and Main, Mr. Garnreiter was a general partner of the international accounting firm of Arthur Andersen, LLP. Mr. Garnreiter graduated with a Bachelor of Science Degree in Accounting from California State University at Long Beach in 1974.

Item 6.   Resignation  of  Registrant's  Directors.
          ----------------------------------------

               Not applicable.

Item 7.   Financial  Statements  and  Exhibits.
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               Not applicable.

Item 8.   Change  in  Fiscal  Year.
          ------------------------

               Not applicable.

Item 9.   Regulation  FD  Disclosure.
          --------------------------

               Not applicable.

Item 10.  Amendments  to  the  Registrant's  Code  of  Ethics,  or  Waiver  of a
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          Provision of the Code of Ethics.
          -------------------------------

               Not applicable.

Item 11.  Temporary  Suspension  of  Trading Under Registrant's Employee Benefit
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          Plans.
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               Not applicable.

Item. 12. Results  of  Operations  and  Financial  Condition.
          --------------------------------------------------

               Not applicable.


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                                   SIGNATURES
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          Pursuant  to  the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KNIGHT TRANSPORTATION, INC.


Dated: September 19, 2003            /s/  Timothy M. Kohl
                                     -------------------------------------------
                                     Timothy M. Kohl
                                     Executive Vice-President, Secretary, and
                                     Chief Financial Officer


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